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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   July 17, 1998



                       Salomon Smith Barney Holdings Inc.
             (Exact name of registrant as specified in its charter)


      Delaware                       1-4346                      22-1660266
      (State or other             (Commission                  (IRS Employer
      jurisdiction of                File Number)            Identification No.)
      incorporation)

      388 Greenwich Street,   New York, NY                          10013
(Address of principal executive offices)                           (Zip Code)

                                 (212) 816-6000
              (Registrant's telephone number, including area code)
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                       SALOMON SMITH BARNEY HOLDINGS INC.
                           CURRENT REPORT ON FORM 8-K




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            Exhibits:

   Exhibit No.    Description
  -----------     -----------
      1.01        Underwriting Agreement, dated July 17, 1998, between Salomon
                  Smith Barney Holdings Inc. and Smith Barney Inc., as
                  Underwriter, relating to the offer and sale of the Company's
                  Call Warrants on 1998 TEN+(SM) Index Expiring on July 17,2000.

      4.01        Form of Warrant Agreement among Salomon Smith Barney Holdings
                  Inc., Citibank, N.A., as Warrant Agent, and Smith Barney Inc., as Determination Agent, including as an exhibit the form of Warrant.


                                       2
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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 21, 1998               SALOMON SMITH BARNEY HOLDINGS INC.


                                    By: /s/Thomas W. Jasper
                                        -----------------------------
                                        Thomas W. Jasper
                                        Treasurer

                                INDEX TO EXHIBITS


   Exhibit No.    Exhibit
  -----------     -----------
      1.01        Underwriting Agreement, dated July 17, 1998, between Salomon
                  Smith Barney Holdings Inc. and Smith Barney Inc., as
                  Underwriter, relating to the offer and sale of the Company's
                  Call Warrants on 1998 TEN+(SM) Index Expiring on July 17,2000.

      4.01        Form of Warrant Agreement among Salomon Smith Barney Holdings
                  Inc., Citibank, N.A., as Warrant Agent, and Smith Barney Inc., as Determination Agent, including as an exhibit the form of Warrant.